Performance Engineered Films™

UNIPIXEL

NASDAQ: UNXL

Corporate Presentation

August 2012

UNIPIXEL

Important Cautions Regarding Forward Looking Statements

All statements in this presentation that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1 "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Recipients are also urged to carefully review and consider the other various disclosures in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as well as other public filings with the SEC since such date.

Offering Summary

Issuer:	Uni-Pixel Inc.
Exchange / Ticker:	NASDAQ / UNXL
Offering:	Underwritten Follow-On Offering
Offering Size:	1,962,920 Primary Shares 1,037,080 Secondary Shares 3,000,000 Total Shares
Use of Proceeds:	Working Capital and General Corporate Purposes
Sole Underwriter:	Craig-Hallum Capital Group
Expected Pricing:	Wednesday, August 8, 2012
Management:	Reed Killion, CEO Robert Petcavich, CTO

Opportunity

UNIPIXEL

UniPixel – The Future of Touch

Disruptive Technology

- UniBoss™ touch sensors offer lower resistance, more flexibility and scales to larger sizes (Tablets, Notebooks, PCs, All-in-Ones, Monitors and TVs) while reducing manufacturing costs
- Diamond Guard™ is shatter proof, lighter weight and highly resistant to scratching -- offering a superior substitute for Cover Glass
- Strong IP portfolio

Huge Markets

- $10B touch sensor market projected to grow to $19 billion by 2017
  - Superior replacement to Indium Tin Oxide (ITO), the touch screen industry is actively searching for a replacement for ITO
- $1B+ annual cover glass replacement market
  - Cover glass or film for smart phones, tablets, all-in-ones, monitors, TVs, etc.

Partnerships & Customers

- UniBoss™ touch screen sensors
  - Texas Instruments - technology collaboration (February 2012)
- Diamond Guard™
  - Carestream – production and global distribution partner (March 2012)
- In evaluation with potential customers such as HP, Apple, Samsung and Nokia

UniPixel is an Innovation Leader

UNIPIXEL

- A developer of disruptive technology --

  Performance Engineered Films™ (PEF)

  - Modifies industrial base films at the micro/nano level to effect the surface geometry, chemistry, optical and/or electrical properties

  Proprietary Hard Coat Chemistry

  - Patent pending hard coat technology enables UNXL's PEF to achieve a 6H ASTM industry hardness standard. Enables UNXL to achieve glass like performance on a flexible substrate.

- Target applications include:
  - Flexible Electronic Films (e.g. touch sensors)
  - Protective cover layers for displays (e.g. cover glass replacement)
  - Lighting & Display Films
- Filed over 54 patents on our core technologies in the last 2 years
  - Multi-year investment in developing patent pending ink formulation and PEF processes









The Performance Engineering Film Process

UNIPIXEL



Design: UniPixel engineers are experts in optical physics, chemistry and electronics. We design the coatings and microstructures that provide industrial film with unique properties.



Mastering: Once the customized design for a particular application is optimized and approved, UniPixel creates a master tool.



Manufacturing: Master tooling enables high-fidelity replication of the master design to be reproduced on fast, efficient roll-to-roll equipment capable of printing millions of square feet.

In essence, UniPixel has become a leading expert at engineering micro/nano-structures on film surfaces that are used in a variety of applications and markets

UniPixel Platform Technologies

Diamond Guard™
Display Films



Cover Glass Replacement



Protective Cover Films



Optical Films

UniBoss™
Flexible Printed Electronics



Touch Panel Sensor



Gesture Sensor



EMI/RFI Shielding



Diamond Guard™ Hard Coat Film

Diamond Guard™ Hard Coat Film

UNIPIXEL


KEY FEATURES
1. Glass-like Surface
2. Super Hard
3. Optically Clear
4. Screen Protection
5. Easy Installation

Diamond Guard™ Hard Coat – Clear Film

Datasheet

Diamond Guard™ Film Layers

Display Glass Surface (uncovered)

UniPixel's Diamond Guard™ Film on the Display

Installation Notes

Particles left on the screen before application will result in visible bubbles underneath the film. Using a microfiber cloth, clean the screen surface well before application.

Cleaning & Maintenance

While Diamond Guard™ film requires very little maintenance after application, it is recommended to wipe the film with a damp microfiber cloth when needed. Glass cleaning products are also safe to use.

UniPixel's Diamond Guard™ - Hard Coat protective cover film protects your displays from scratches on the screen surface. Diamond Guard™ - Hard Coat is a crystal clear - super hard polymer film that looks like glass. The result is a *Clearly Superior™* touch screen viewing experience.

UniPixel offers two versions of this hard coat film; Diamond Guard™ - Clear and Diamond Guard™ - Hard Coat. The only difference between the two is the level of scratch resistance.

Diamond Guard™ Technical Specifications

UniPixel Website

Download Datasheet

- Diamond Guard™ Hard Coat (HC) protective cover film **is very scratch resistant**.
- Diamond Guard™ HC is:
  - A crystal clear - super hard polymer film surface
  - Achieves industry leading 6H ASTM standard (while most other commercial materials are 1H to 3H)
  - Cover glass replacement
- Diamond Guard™ can be used on almost any surface shape

The Problem with Glass



- Glass can shatter
  - Phone is essentially useless
  - Needs safety film to make 'shatterproof'
  - Costs $60 - $120 dollars just to replace cover glass (if it can be fixed)
- Glass is expensive
  - Standard Sheet cost + Materials handling and finishing
    - Multiple post processing steps
    - Yield on losses due to handling and post processing increases product costs.

Target Market - Gorilla Glass/Cover Glass Replacement

UNIPIXEL

- Gorilla Glass substitution market for phones and tablets represents a $325M annual opportunity for UniPixel
- Diamond Guard™ priced competitively against Gorilla Glass

Gorilla Glass Substitution Market

	Gorilla Glass	Diamond Guard
Sales Price Per Square Foot	$5 - $6	$3
Mobile Phones (in millions)		
Annual Unit Sales	400	400
Divided by: Units per Square Foot	9	9
Equals: TAM (Millions of Sq. ft.)	44	44
TAM ($)	$225 - $275	$125
Tablets (in millions)		
Annual Unit Sales	70	70
Divided by: Units per Square Foot	1	1
Equals: TAM (Millions of Sq. ft.)	70	70
TAM ($)	$350 - $400	$200
Overall TAM ($MM)	**$575 - $675**	**$325**

Glass vs. Diamond Guard™

	Glass	Diamond Guard™
Shatterproof	No	Yes ✔
Scratch Resistance	Very Good ✔	Good
Weight	Heavy	Light ✔
Minimum Effective Thickness	0.5mm	0.12mm ✔
Materials Cost	High	Low ✔
Handling Cost	High	Low ✔
Yield	Low	High ✔
Shapes	Flat only	Almost any shape ✔
Film Roll	Limited	High Volume ✔

Old Technology



UniPixel Technology

Carestream Strategic Partner

UNIPIXEL

The Agreement – March 12, 2012

- Global production and distribution agreement for Diamond Guard™
- Leveraging Carestream's global sales & distribution network in 56 countries
- Carestream offers production capacity of more than 100M sq.ft. / year

Milestone Achievements – July 24, 2012

- On July 24, 2012, UniPixel announced that it has achieved production-level qualification for Diamond Guard™
- Made first shipments of Diamond Guard™ product from production lines

About Carestream Tollcoating

- Spinout of Eastman Kodak and 3M assets
- Specializes in high-speed, multi-layer precision coating
- 7,000 employees worldwide

Targeted Markets & Customers – Diamond Guard™

UNIPIXEL

OEMs (PCs, Tablet, Cell Phone, TV, Automotive)	hp, NOKIA Connecting People, DELL, Apple, htc quietly brilliant, lenovo, SAMSUNG, LG, Google, MOTOROLA MOBILITY
Touch Panel Module Manufacturing (PCs, Mobile Automotive, Industrial, Medical, Point of Sale)	JTOUCH, MELFAS, TPK, SAMSUNG, SAMSUNG ELECTRO-MECHANICS, MULTEK, Touch International, OCULAR
Semiconductor (Controllers, Processors, Chip Sets)	Texas Instruments, Microchip, Atmel, Cypress, N-trig, Synaptics, intel, ELAN 義隆電子股份有限公司 ELAN MICROELECTRONICS CORP.
Display Manufacturing (LCD, OLED, Plasma)	SONY, LG, SAMSUNG, SHARP, JDI, 奇美電子 CHIMEI INNOLUX, AUO

UniBoss™ Touch Sensor Film

UniBoss™ Touch Sensor Film



UniBoss™ Grid pattern



UniBoss™ Touch Sensor

- Touch Sensors make up 85% of the cost of the touch sensor module.
- UniPixel excels in form factors of 10.1" and above
- UniBoss™ touch sensors reduce manufacturing complexity and costs, while offering
  - High transparency
  - Better conductivity
  - Better performance

Target Market – Touch Sensor

UNIPIXEL

- Touch sensor market: smartphones, tablets, notebooks, and automotive
- UniPixel focused on higher margin / value-add sensor not modules
- UniPixel's touch sensor TAM expected to reach **~$20 billion** by 2017



In millions
2,500
2,000
1,500
1,000
500
0
$25,000
$20,000
$15,000
$10,000
$5,000
$0
In millions
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Modue Shipments
Module Revenue
Sensor Revenue

Overall Market	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Module Shipments	468	607	771	1,266	1,402	1,601	1,791	1,948	2,095	2,243
YoY Growth		*29.7%*	*27.0%*	*64.2%*	*10.7%*	*14.2%*	*11.9%*	*8.8%*	*7.5%*	*7.1%*
Module Revenue	$3,642	$4,332	$7,063	$13,444	$15,678	$18,037	$19,983	$21,454	$22,796	$23,880
YoY Growth		*18.9%*	*63.0%*	*90.3%*	*16.6%*	*15.0%*	*10.8%*	*7.4%*	*6.3%*	*4.8%*
Sensor Revenue	**$2,741**	**$3,316**	**$5,511**	**$10,491**	**$12,359**	**$14,261**	**$15,839**	**$17,030**	**$18,097**	**$18,965**
YoY Growth		***21.0%***	***66.2%***	***90.4%***	***17.8%***	***15.4%***	***11.1%***	***7.5%***	***6.3%***	***4.8%***

Source: DisplaySearch

Touch Sensor Market Sizes at Various Panel Sizes

UNIPIXEL

- Larger formats require significantly more film than smaller formats
- Annual TAM for all-in-ones and monitors (23" format) is nearly 4 times the size of the annual TAM for smartphones (4.3" format), while producing 5 times less annual units

Panel Size	4.3"	10.1"	23.0"
Application	Smartphones	Tablets	All-in-Ones, Monitors
# per Square Foot	4	1	.25
# of Units	.25	1	4
$ per Square Foot	$16.20	$9.70	$17.50
# of Annual Units	300 million	100 million	60 million
Annual TAM	$1.2 billion	$1.0 billion	$4.2 billion

Windows 8

UNIPIXEL

- Microsoft's Windows 8 operating system is designed around touch screens – a major departure from its traditional user interface (mouse and keyboard)
- Windows 8 is scheduled for release in Q4 2012

Operating System Features

- Windows 8 will feature two interfaces users can switch between
  - Metro – interface designed for touch screens featuring large, touchable panels on the home screen and touch-based applications
  - Aero – more traditional Windows interface with a task bar, desktop icons, etc.
- OS designed to unify user experience across all devices (PC, tablets, mobile)

Touch Screen Industry Dynamics

- Touch screen makers will now gain access to the traditional PC market - a massive market with **larger screen sizes**
- Windows 8 expected to further growth in the tablet PC market
- Microsoft demanding the highest level of performance from hardware partners- benefiting companies with touch screen technologies that address the performance issues of large screen sizes

The Problem with ITO

BBC

FUTURE

SMART PLANET | 8 March 2012

Touch-and-go tablet and computer screens



(Copyright Getty Images)

The new iPad launched yesterday amid its usual fanfare. But could dwindling supplies of a crucial component make such events a thing of the past?

But there is a problem looming on the horizon for fans of the latest tablet computers, not to mention smart phones and flatscreen TVs. Whether it is on the shiny new iPad, computer or phone, the chances are that you are reading this article through a screen laced with one of the rarest metals on Earth: indium. And analysts are warning that global supplies of indium could be exhausted **as soon as 2017**. So how will we live without the gadgets that we have come to depend on?

With solar cells and electronics all competing for the same rare metal, industry is already under increasing pressure to start using a different material, whether that's another metal oxide or novel carbon chicken-wire. Looking through the breathless coverage of the iPad 3 launch on my phone, one thing is for sure: our unwavering enthusiasm for touchscreen/display-screen technologies means we desperately need to find alternatives soon.

In addition to scarcity, ITO has high resistance making large display touch sensors (>10") very difficult and costly

UniBoss™ Advantages

- Advantages of metal mesh vs. ITO touch sensors
  - Faster scan speeds, larger sizes, lower power
  - Smaller bezel area than required for dual-ended ITO
  - Easily scalable
  - No color shift
  - Flexible
- Advantages of UniBoss vs. other metal mesh
  - Roll-to-roll process
  - All conductive layers patterned in one pass
  - Additive patterning (no subtractive processes or multiple steps)
  - No adhesion problems inherent with photo-etch process
- Advantages of UniBoss for OEMs
  - Higher performance
  - Lower price
  - Thin, flexible designs
  - Narrow bezel designs
  - Can use without cover glass
    - → UniPixel's Diamond Guard film can replace the glass


5x


5x


5x
20x

Scalability Advantage

Current Development Designs above 10”



10.1”



13.3”



15.6”



23”

- The high conductivity of UniBoss touch sensors allow:
  - Fewer and smaller edge circuits ➔ narrow, sleek, desirable designs
  - Faster scanning ➔ higher precision, larger sizes
- Large size panels made with ITO are very costly
  - <10” = ~$1 - $4/diag. inch
  - >10” = ~$4 - $10/diag. inch

The UniBoss™ Value Proposition

UNIPIXEL

UniBoss™ Copper compared with ITO based touch panel		
Performance Advantages	**ITO**	**UniBoss™ Copper**
Resistance	>150 Ohms/sq	as little as 1/100 of ITO
Capacitance	(depends on configuration)	as little as 1/10,000 of ITO
Max Scan speed	~60 – 300Hz	up to 10,000x faster scan rate
Max Size	up to 17"	up to 80"
Flexibility	breaks with as few as 100 bends over 180º	40,000 bends over 1" mandrel = <1 ohm/sq change
Weight	required protective cover glass is heavy	no cover glass required
Cost Advantages		
Manufacturing		
Deposition method	Vacuum	Normal atmosphere, roll to roll
Patterning process	Subtractive - Batch photo-lithography (100% of surface area covered, x2 layers)	Additive - Roll to roll plating process (~1% area covered, x2 layers)
Materials	Indium = $800.00/kg (Indium is 75% of ITO by weight)	Cu = $7.31/kg
Assembly	Silver silk screen / lamination / flex cable attach	Optionally, fully integrated circuit

Scalability/Cost: DITO vs. UniBoss™

- UniBoss™ Touch Sensor technology
  - Provides an elegant solution to the sensor patterning problem
  - Advantages include higher yields, fewer process steps (8 vs. 41), simplified supply chain and lower total acquisition costs.
  - Applicable to all form factors and excels in larger form factors (10.1" and above) where **conductivity**, thickness and weight are critical
- Diamond Guard™ - Hard Coat Film
  - A replacement for glass cover lenses
  - Can easily print decorative border and logos on backside of DG film to cover bezel circuits on LCD displays and touch sensors


Cover Lens Process
Sensor Process
Module Lamination
Controller
Glass Source
CNC Machinery
Coating
ITO Target
ITO Film
Photolithography
Circuit Printing
Laser Etching
In-house Patterning
Cover Lens
Sensor
ACF
OCA
Panel
Controller IC
Flexible PCB
Diamond Guard (DG-HC)
cover glass replacement
UNIBOSS Touch Sensor
Roll – Roll copper grid film
DG-HC + UNIBOSS + Display Panel
Simplifies labor intensive and costly processes

Targeted Markets & Customers – UniBoss™

UNIPIXEL

OEMs (PCs, Tablet, Cell Phone, TV, Automotive)	hp, NOKIA Connecting People, DELL, Apple, htc quietly brilliant, Google, MOTOROLA MOBILITY, lenovo, SAMSUNG, LG
Touch Panel Module Manufacturing (PCs, Mobile Automotive, Industrial, Medical, Point of Sale)	JTOUCH, MELFAS, TPK, SAMSUNG, SAMSUNG ELECTRO-MECHANICS, MULTEK, Touch International, OCULAR
Semiconductor (Controllers, Processors, Chip Sets)	Texas Instruments, Microchip, Atmel, CYPRESS, N-trig, Synaptics, intel, ELAN 義隆電子股份有限公司 ELAN MICROELECTRONICS CORP.
Display Manufacturing (LCD, OLED, Plasma)	SONY, LG, SAMSUNG, SHARP, JDI, 奇美電子 CHIMEI INNOLUX, AUO

Texas Instruments (TI) – Strategic Partner

UNIPIXEL

The Agreement – February 28, 2012

- Collaboration effort to integrate TI's touch controllers with UniBoss's printed touch sensors to develop a superior integrated touch screen solution at a low cost
- Joint marketing and sales agreement contemplated by collaboration

Recent Developments

- UniPixel recently delivered working touch sensor prototype to TI
- Plans continue to move forward as TI performs testing on prototype

TI Touch Screen

- TI has large presence in controller market
- Significant share of multi-touch resistive controller market
- Key strategic partnership with Apple
- Customers demanding more touch panel integration and lower cost

UniBoss™ Volume Production

UNIPIXEL

- UniPixel currently has the capability to manufacture UniBoss™ roll to roll at commercial scale
- Adding additional manufacturing capacity in 2H 2012
- Will leverage strategic partnerships to capitalize increase in manufacturing capacity



U17
150,000 sq. ft. / day
Q3 2012



U26
~500,000 sq. ft./day
Q4 2012


UniBoss

U57
1,000,000 sq. ft. / shift
2H 2013 projected

Manufacturing and Capacity Plan

- UniPixel has developed a roll-to-roll manufacturing process that can address a wide-variety of display sensor applications currently from 2.4" to 23"



UniPixel In-House Proprietary Processes
Ink Chemistry
Mastering
Printing
Metal Plating
Die Cutting
FPC Bonding
Final Assembly

U26 Sensors per Month by Size (Diagonal Inches)

	2.4"	4.0"	10.1"	13.3"	15.6"	23.0"
Printing	60,480,000	40,320,000	8,064,000	8,064,000	4,368,000	2,688,000
Plating Each Line	4,443,429	2,962,286	592,457	592,457	320,914	197,486
Plating Total (8 Lines)	35,547,429	23,698,286	4,739,657	4,739,657	2,567,314	1,579,886

Future Product Pipeline

Product	Overview
DG-MothEye	Advanced Anti-Reflection Hard Coat Contrast Improvement Film
Personal Surface Computing	Large Area Multi-Touch PAD/Wireless Interface to Displays
LCD Backlights	Low Cost Printed Back Light Film
2D - 3D Backlights	Dynamically Switchable 2D - 3D Auto Stereoscopic Display/No Glasses
LED Lighting	Optical Wave Guides/Micro Structured Films



DG-Moth Eye



Personal Multi-Touch Surface



LCD Backlights


3D

2D-3D Backlights



LED Lighting

Strong IP Portfolio

- 3 issued patents and 54 patent applications
- Expect to file 20-25 applications in near term
- IP portfolio covers
  - Advanced (Unique) Process Technology
    - Enables:
      - Large Area printed patterns
      - Micro-resolution printed patterns
      - Roll to roll flexible printed electronics
  - Novel Touch Sensor Architectures
    - Enables:
      - Improved performance
      - Micro-fine line invisibility
      - On-cell touch sensors
  - Chemistry
    - Ink Formulation and Process


The United States of America

Competitive Advantages

UNIPIXEL

Strategic Value =
Intellectual Property & Know How


Inks
Resins
Optical Coatings
Conductive Coatings
Materials
Process
Application
UniBoss
Diamond Guard
Touch Sensors
Cover Films
Optical Films
etc.

Strong Barrier to Entry

Operational Value =
Manufacturing & Product Sales


Materials
Process
Roll to Roll Manufacturing
Product
Product
. . .
Product

Low Cost Production / High Value Products

Product Launch Milestones

- Key partnership milestones met in Q1 2012
- Sampling, evaluation, and production schedule on track with planned revenue ramp beginning in Q4 '12



Diamond Guard ™
Carestream Manufacturing & Distribution
Customer Samples
Achieve Production Level Scale
Revenue Ramp
Revenue Ramp
Q1 '12
Q2 '12
Q3 '12
Q4 '12
2013
UniBoss™
TI Strategic Development Partnership
Customer Evaluation
Prototype Development
Pre-Production
Revenue Ramp

Executive Management

UNIPIXEL

Reed Killion

President & CEO, Director

- Chairman Animal Innovations
- Trustee & Director Texas A&M Research Foundation
- President Transition Marketing
- VP Bus Dev. LogiCom

Peter Shin

COO

- SVP Samsung Research Center
- VP Samsung LCD Display
- Founder Photonage, Inc.
- Director of Eng. Texas Instruments
- Managing Director Daewoo Telecom Limited

Jeff Tomz

CFO & Secretary

- CFO of Isolagen, Inc.
- A Principal at Benchmark Equity Group, Inc.
- Serves on board of directors of various companies
- Director of InfoHighway Communication Corp.
- CPA with Arthur Andersen Worldwide

Dr. Robert Petcavich

CTO, Sr. VP & GM

- Sr. VP & CTO of Lumera Corporation
- Chairman, CEO and CTO of several advanced materials and medical informatics technology companies (Alife Medical Inc., Polytronix Inc., Planet Polymer Inc., Alphascribe Express Inc., Material Sciences Corp.)
- Texas Instruments

Dan Van Ostrand

Sr. VP, Engineering, R&D

- UniPixel Founder
- Founder & CEO of two technology companies
- Engineering Manager at Jet Propulsion Laboratory, Teledyne, Magnavox, and Informatics

Larry Dodson

VP Strategic Marketing

- OEM solutions at N-Trig
- VP Operations at Touch International
- Strategic Partners, Corporate Development at HP
- Supply Chain Operations at HP/Compaq
- Advanced Technology Process Development at Compaq

Independent Company Directors

UNIPIXEL

Bernie Marren Chairman	Carl Yankowski	Ross Young	Bruce Berkoff	Wayne Patterson	Anthony LeVecchio
• President & CEO AMI • President & CEO Western Micro • Founding Pres. of Semiconductor Assoc. • Fairchild Semiconductor Executive • CEO Opti Inc.	• CEO Palm Inc. • President & COO Sony Electronics • CEO Reebok Brand • GE/PepsiCo/Memorex/P&G	• SVP Displays, LEDs and Lighting, IMS Research • Director of Akhan Technologies • VP New Market Creation, Samsung LCD Business • Founder and President of DisplaySearch • Director of Westar Display Tech. • VLSI Research Exec All-Star Team • Owl Displays • Brooks Automation • Fusion Semiconductor • GCA	• CMO Applied Materials • CMO Ascent Solar • Chairman LCD TV Association • President & CEO Enuclia Semiconductor • Executive VP & CMO LG-Philips • GM Philips Software & Electronics FPD Systems • Director LG Displays	• CEO, Aritredes Capital • COO/CFO, Keystone International • Co-founder and CEO, Texas Micro (NASDAQ) • Co-founder and CEO of Briskheat Corporation • CEO, Integrated Graphics/Earthcolor • CEO, Vector Global Services • Chairman of Ashbrook Simon-Hartley	• President and owner of The James Group, Inc. • Sr. VP/CFO for VHA Southwest • Financial Management at Phillips Information Systems, Exxon Office Systems, and Xerox Corporation • Director: DG FastChannel, Microtune, and ViewPoint Financial Group

Financial Summary

UNIPIXEL

Balance Sheet Summary

ASSETS (000s)	6/30/2012
Cash & Equivalents	$ 4,630
Accounts Receivable, net	48
PP&E, net	911
Restricted Cash	17
Total Assets	**$ 5,606**

LIABILITIES & EQUITY (000s)	6/30/2012
Accounts Payable	$ 155
Shareholders' Equity	5,451
Total Liabilities & Equity	**$ 5,606**

Capitalization Table

Basic Shares Outstanding (7/30/12)	7,145
Options and Warrants Outstanding	3,520
Fully-Diluted Shares (000s)	10,665

UNIPIXEL

UniPixel – The Future of Touch

Disruptive Technology

- UniBoss™ touch sensors offer lower resistance, more flexibility and scales to larger sizes (Tablets, Notebooks, PCs, All-in-Ones, Monitors and TVs) while reducing manufacturing costs
- Diamond Guard™ is shatter proof, lighter weight and highly resistant to scratching -- offering a superior substitute for Cover Glass
- Strong IP portfolio

Huge Markets

- $10B touch sensor market projected to grow to $19 billion by 2017
  - Superior replacement to Indium Tin Oxide (ITO), the touch screen industry is actively searching for a replacement for ITO
- $1B+ annual cover glass replacement market
  - Cover glass or film for smart phones, tablets, all-in-ones, monitors, TVs, etc.

Partnerships & Customers

- UniBoss™ touch screen sensors
  - Texas Instruments - technology collaboration (February 2012)
- Diamond Guard™
  - Carestream – production and global distribution partner (March 2012)
- In evaluation with customers such as HP, Apple, Samsung and Nokia



The future belongs to the innovative…